UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Dextera Surgical Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02  Results of Operations and Financial Condition

On May 4, 2017, Dextera Surgical Inc. announced the results of operations for its fiscal quarter ended March 31, 2017. A copy of Dextera’s press release, dated May 4, 2017, announcing these results is attached hereto as Exhibit 99.1.

The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated May 4, 2017, containing Dextera Surgical Inc.’s results of operations for the fiscal quarter ended March 31, 2017.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dextera Surgical Inc. (Registrant)
Date: May 4, 2017	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 4, 2017, containing Dextera Surgical Inc.’s results of operations for the fiscal quarter ended March 31, 2017.